Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator S&P 500 Buffer ETF™ – February

Innovator S&P 500 Power Buffer ETF™ – February

Innovator S&P 500 Ultra Buffer ETF™ – February

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated February 1, 2020

January 22, 2021

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over an approximately one-year period from February 1 to January 31 of the following year (the “Outcome Period”). The current Outcome Period will end on January 31, 2021, and each Fund will commence a new Outcome Period that will begin on February 1, 2021 and end on January 31, 2022. Each Fund’s Cap will not be determined until the start of the new Outcome Period on February 1, 2021. Effective as of the commencement of the Outcome Period on February 1, 2021, the outcomes for the Funds will be based upon the SPDR® S&P 500® ETF Trust. As of January 21, 2021, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator S&P 500 Buffer ETF™ – February	BFEB	14.61% – 16.69% (13.82% – 15.90% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Power Buffer ETF™ – February	PFEB	9.33% – 10.92% (8.54% – 10.13% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Ultra Buffer ETF™ – February	UFEB	6.39% – 7.98% (5.60% – 7.19% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference